                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                               1934, as amended.

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-8(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                UNITED MEDICORP, INC.
               (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(l)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

     --------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

     --------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction

     --------------------------------------------------------
     (5)  Total fee paid

     --------------------------------------------------------
[ ]  Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of the filing.
     (1)  Amount previously paid:

     --------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No:

     --------------------------------------------------------
     (3)  Filing Party:

     --------------------------------------------------------
     (4)  Date Filed:

     --------------------------------------------------------

                             UNITED MEDICORP, INC.
                   10210 NORTH CENTRAL EXPRESSWAY, SUITE 400
                              DALLAS, TEXAS 75231

       NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

                          TO BE HELD AUGUST 28, 1998

     The Annual Meeting of Stockholders of United Medicorp, Inc. (the "Company") will be held at the Courtyard by Marriot, Lone Star Meeting Room, 10325 North Central Expressway, Dallas, Texas on Monday, August 28, 1998 at 10:00 a.m. to consider and act upon the following matters, all as set forth in the attached Proxy Statement:

1. To elect four (4) directors to hold office until the next annual election of directors by stockholders or until their respective successors shall have been duly elected and shall have been qualified.

2. To consider and take action on a proposal to adopt the Company's 1998 Stock Option Plan, adopted by the Board of Directors on May 15, 1998, for key employees and non-employee directors of the Company.

3. To ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants to audit the accounts of the Company for the fiscal year ending December 31, 1998.

4. To reaffirm the standby authority for a proposed reverse split under which, in the discretion of the Board of Directors, every five outstanding shares of the Company's Common Stock would be converted into one share of newly issued Common Stock. Standby authority for this proposal was previously approved at the Company's last meeting of stockholders on August 14, 1995.

5. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof, including such matters as may be duly proposed by stockholders. The Board of Directors knows of no stockholder proposals that may be presented at the meeting.

     Only stockholders of record at the close of business on June 30, 1998, the Record Date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. The presence in person or by Proxy of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the Annual Meeting is required for a quorum to transact business. A complete list of those stockholders will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours at the Company's headquarters located at 10210 North Central Expressway, Suite 400, Dallas, Texas 75231, for a period of ten days prior to the Annual Meeting.

     Stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend, we urge you to read the accompanying Proxy Statement and then complete, sign, date and return the enclosed proxy card in the enclosed postage prepaid envelope. It is important that your shares be represented at the Annual Meeting, and your promptness will assist us to prepare for the Annual Meeting and to avoid the cost of a follow-up mailing. In particular, approval of the reaffirmation of reverse split, as unanimously recommended by the Board of Directors, requires the affirmative vote of a majority of all outstanding shares of Common Stock eligible to vote at the Annual Meeting. If you receive more than one proxy card because you own shares registered in different names or at different addresses, each proxy card should be completed and returned.

                                        Sincerely,

                                        /s/ P. W. Seaman
                                        -------------------------------
Dallas, Texas                           Peter W. Seaman
June 29, 1998                           Chairman of the Board
                                             and
                                        Chief Executive Officer

                             UNITED MEDICORP, INC.
                   10210 NORTH CENTRAL EXPRESSWAY, SUITE 400
                              DALLAS, TEXAS 75231

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD AUGUST 28, 1998


                   SOLICITATION AND REVOCABILITY OF PROXIES

     THIS PROXY STATEMENT IS FURNISHED TO STOCKHOLDERS OF UNITED MEDICORP, INC. IN CONNECTION WITH THE SOLICITATION BY THE BOARD OF DIRECTORS OF UNITED MEDICORP, INC. (THE "COMPANY") OF PROXIES IN THE ACCOMPANYING FORM. It is important that your shares be represented at the Annual Meeting. Therefore, whether or not you plan to attend the Annual Meeting, please sign and date the enclosed Proxy and return it promptly in the accompanying envelope in order to be sure that your shares will be represented. You may revoke your Proxy at any time before it is exercised at the Annual Meeting by submitting a written notice of such revocation or a subsequently dated Proxy to the Chief Financial Officer of the Company, or by personal vote at the Annual Meeting.

     The cost of preparing, printing, assembling and mailing the Company's 1997 Annual Report to stockholders, the attached Notice of Annual Meeting, this Proxy Statement and the enclosed Proxy, as well as the cost of soliciting Proxies, will be borne by the Company. In addition to solicitation by mail, certain directors, officers and employees of the Company may solicit Proxies in person, by telephone, telegraph, mail or otherwise. Such directors, officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. The Company may also reimburse brokers and other holders of shares for their expenses in sending Proxy material to beneficial owners of such shares and obtaining their Proxies. To assist in the solicitation of Proxies from brokers, banks and other record holders of shares, the Company has retained ADP Proxy Services, 51 Mercedes Way, Edgewood, NY 11717, at an estimated fee of $3,000 plus reimbursement of expenses and disbursements.

     The complete mailing address of the Company's principal executive offices is: United Medicorp, Inc., 10210 North Central Expressway, Suite 400, Dallas, Texas 75231. The approximate date on which this Proxy Statement and form of Proxy are being sent or given to stockholders is July 15, 1998. The Company's 1997 Annual Report to stockholders is enclosed herewith, but does not form any part of the materials for the solicitation of Proxies.

                            PURPOSES OF THE MEETING

     At the Annual Meeting, the stockholders of the Company will consider and act upon the following matters:

1. To elect four (4) directors to hold office until the next annual election of directors by stockholders or until their respective successors shall have been duly elected and shall have been qualified.

2. To consider and take action on a proposal to adopt the Company's 1998 Stock Option Plan, adopted by the Board of Directors on May 15, 1998, for key employees and non-employee directors of the Company.

3. To ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants to audit the accounts of the Company for the fiscal year ending December 31, 1998.

4. To reaffirm the standby authority for a proposed reverse split under which, in the discretion of the Board of Directors, every five outstanding shares of the Company's Common Stock would be converted into one share of newly issued Common Stock. Standby authority for this proposal was previously approved at the Company's last meeting of stockholders on August 14, 1995.

5. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof, including such matters as may be duly proposed by stockholders. The Board of Directors knows of no stockholder proposals that may be presented at the meeting.

                               QUORUM AND VOTING

     Stockholders of record at the close of business on June 30, 1998 (the "Record Date") are entitled to vote at the Annual Meeting. At the close of business on the Record Date, 27,910,217 shares of the Company's Common Stock, $.01 par value per share (the "Common Stock") were issued, outstanding and entitled to vote.

     Each stockholder shall be entitled to one vote on all matters to be acted upon at the Annual Meeting for each share of Common Stock owned by him of record on the Record Date. Neither the Company's Certificate of Incorporation nor its Bylaws provide for cumulative voting rights. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting is required for the election of directors, the approval of PricewaterhouseCoopers LLP as independent public accountants for the Company for the fiscal year ending December 31, 1998 and approval of the 1998 Stock Option Plan. The reaffirmation of standby authority for a reverse stock split requires approval of a majority of all outstanding shares.

            STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table and the notes thereto set forth certain information regarding the beneficial ownership of shares of the Company's Common Stock as of March 31, 1998 by (i) each current director and nominee for director; (ii) all current directors and officers of the Company as a group; and (iii) each person known to the Company to own beneficially more than five percent (5%) of the currently outstanding Common Stock. Unless there is a footnote to the contrary, sole voting and investment power in the shares owned are held either by the named individual alone or by the named individual and his or her spouse:

                               NUMBER OF SHARES OF UNITED MEDICORP, INC. COMMON STOCK (1)
                               ----------------------------------------------------------
                                        SHARES      EXERCISABLE
                                     BENEFICIALLY    WARRANTS/           PERCENT OF
NAME                                    OWNED       OPTIONS (3)          CLASS (1)
----                                    -----       -----------          ---------
Mercury Asset Management plc. (2)      8,067,200             --             28.9%
33 King William Street
London EC4R 9AS Great Britain

Tambura Limited                        1,484,000             --              5.3%
Rue du Moulin
Sark, Channel Islands

Thomas H. McConnell, III (4)           1,000,000        266,667              4.5%
Peter W. Seaman (5)                      100,000        433,333              1.9%
Michael P. Bumgarner (4)                 100,000        266,667              1.3%
John F. Lewis (4)                             --        266,667                *

All officers and directors as
a group (5 persons)                    1,200,000      1,333,334              8.7%

* Less than 1%

(1) Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to the shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable. Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The percentages are based upon 27,910,217 shares outstanding except with respect to certain persons who hold presently exercisable options or warrants to purchase shares. The percentage for each person who holds presently exercisable options or warrants is based upon the sum of 27,910,217 shares outstanding plus the number of shares subject to presently exercisable options or warrants held by such person.

(2) According to a Schedule 13D filed with the Company, Mercury Asset
    Management plc. ("MAM") manages investments for its clients and the securities indicated are held solely for the accounts of such clients. With respect to 3,267,200 of the shares held on behalf of a unit trust, a wholly-owned subsidiary of MAM, as manager of the trust, has power to vote the shares. MAM has the power to sell the shares for the benefit of the trust. With respect to the remainder of the shares, MAM has dispositive power, but not voting power, subject to its clients' guidelines. MAM does not admit that it is the beneficial owner of any of the indicated shares.

(3) As required by the Securities and Exchange Commission, this column includes shares available under exercisable options /warrants as well as shares that may be acquired within 60 days of March 31, 1998, upon exercise of options/warrants.

(4) Excludes 133,333 unexercisable shares held under warrant.

(5) Excludes 566,667 unexercisable shares held under option.

                             ELECTION OF DIRECTORS
                                 (PROPOSAL 1)

     The Company's Bylaws provide that the number of directors which shall constitute the whole Board shall be fixed from time to time by resolution of the Board of Directors or stockholders but shall not be less than one nor more than eleven. The current Board of Directors consists of four members. Of the current directors, one is an employee of the Company and three have principal occupations or employment which are outside the Company.

     Unless otherwise directed in the enclosed Proxy, it is the intention of the persons named in such Proxy to nominate and to vote the shares represented by such Proxy for the election of the following nominees for the office of director of the Company to hold office until the next annual meeting of stockholders or until their respective successors shall have been duly elected and shall have qualified. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to cast votes for another person designated by the Board, unless the Board reduces the number of directors. Each of the nominees is presently a director of the Company.

     Information regarding each nominee is set forth below:

PETER W. SEAMAN (48) was elected President and Chief Executive Officer on February 10, 1994, and Chairman of the Board of Directors on November 12, 1996. Mr. Seaman joined the Company on July 17, 1991 as Vice President and Chief Financial Officer and was elected to the Board of Directors on August 12, 1991. Mr. Seaman's prior employment includes serving as Director of Business Development for TRW Receivables Management Services from March, 1989 to June, 1991, and Vice President of Planning and Systems Development for the Accounts Receivable Management Division of the Chilton Corporation from March, 1986 to March, 1989. Prior to joining the Chilton Corporation, Mr. Seaman was Vice President and Chief Financial Officer for Corliss, Inc., a collection systems and services company. Before that, Mr. Seaman held a number of finance, marketing, and auditing positions with the Datapoint Corporation, Rockwell International, and Coopers and Lybrand. Mr. Seaman holds a B.A. in Accounting from Duke University, and is a Certified Public Accountant.

MICHAEL P. BUMGARNER (53) was elected to the Board of Directors on November 12, 1996. Mr. Bumgarner is President/CEO of AHC Texas, Inc., a San Antonio, Texas based start-up Managed Service Organization positioned to deliver a comprehensive managed healthcare program to employers in the State of Texas. Mr. Bumgarner's prior experience includes Chairman/CEO of Beacon Enterprises, Inc., a holding company which he co-founded in May, 1994 with interests in a number of healthcare concerns including GSS "Gold Seal Services", one of the largest home healthcare providers in the San Antonio area. GSS was sold to a Dallas based public company in December, 1996. Prior to starting Beacon Enterprises, Mr. Bumgarner worked as a consultant for a number of national distributors of cardiovascular equipment in the southwest United States.
From 1977 to 1986, Mr. Bumgarner was founder and president of a national healthcare company providing arrhythmia monitoring by telephone to patients in their homes. During this period, he developed the "continuous loop memory" arrhythmia transmitter and received a patent registered in the U.S. Patent Office. After graduating from Auburn University, he was honorably discharged from the USAF as a Captain and carried his electronics background to the medical industry where he has spent over 25 years gaining extensive senior business and management experience.

JOHN F. LEWIS (49) was elected to the Board of Directors on November 12, 1996. Mr. Lewis is a consultant specializing in Medicare reimbursement and regulatory compliance for a number of healthcare industry concerns in Puerto Rico and the Caribbean market area. From 1992 to 1995, Mr. Lewis served as
Health Advisor to the Governor of the U.S. Virgin Islands.   From 1988 to
1992, Mr. Lewis was employed as Assistant Vice President for Medicare Operations at Seguros de Servicios de Salud, the Medicare Part B Carrier for Puerto Rico and the Caribbean. Mr. Lewis holds a B.A. in Business Administration from the American College of Switzerland and a License in Economic and Social Sciences from the University of Geneva.

THOMAS H. MCCONNELL, III, M.D. (60) was elected to the Board of Directors on November 12, 1996. Dr. McConnell is former CEO of AM Laboratories, Inc., a medical testing laboratory, and is active as an investor and consultant to a number of healthcare providers. From 1992 to 1994, Dr. McConnell served as Chairman of the Executive Committee and a member of the Board of Directors of AdvaCare, Inc., a publicly traded medical billing and collection agency.
From 1992 to 1995, Dr. McConnell served as a member of the Board of Directors of Osprey Holdings, Inc., a publicly traded holding company formerly in the medical laboratory software business. Dr. McConnell is a past Governor of the College of American Pathologists, past President of the Texas Society of Pathologists, and past member of the Board of Directors of the Dallas County Medical Society. Dr. McConnell attended Rice University, holds a Doctor of Medicine Degree from the University of Texas Southwestern Medical School and an OPM certificate from the Harvard Business School.

      In connection with the Company's public offering of Common Stock in August, 1990, the Company agreed to use its best efforts to cause, upon written request, a designee of the managing underwriter in such public offering, Principal/Eppler, Guerin & Turner, Inc. ("EGT"), to be nominated and elected to the Company's Board of Directors. To date, no request has been made by EGT with respect to such nomination and election.

     If elected as a director of the Company, each director will hold office until next year's annual meeting of stockholders, expected to be held in August, 1999, or until his successor is elected and has qualified.

     The Board of Directors does not contemplate that any of the above-named nominees for director will refuse or be unable to accept election as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in the enclosed form of Proxy intend to vote the shares designated in such Proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors. No nominee is related by blood, marriage or adoption to another nominee or to any executive officer of the Company or its subsidiary or affiliates.

BOARD COMMITTEES AND MEETINGS

     The principal standing committees of the Board of Directors include the following:

     AUDIT COMMITTEE. The Audit Committee's responsibilities include recommending to the Board of Directors the independent auditors to be employed for the purpose of conducting the annual audit of the Company's financial statements, discussing with the auditors the scope of their examination, reviewing the Company's financial statements and the auditors' report thereon with Company personnel and the auditors, determining whether the auditors have received all the explanations and information which they had requested, and inviting the recommendations of the auditors regarding internal controls and other matters.

     The Company's Audit Committee was formed on August 15, 1990 and met once during 1997. The Committee consists of Messrs. Lewis and Bumgarner.

     COMPENSATION COMMITTEE. The Compensation Committee's responsibilities include reviewing the Company's compensation plans, making recommendations in areas concerning employee relations, and taking action or making recommendations with respect to the compensation of executive officers, including those who are directors.

     The Company's Compensation Committee was formed on August 15, 1990 and met twice during 1997. The Committee consists of Messrs. McConnell, Lewis and Bumgarner.

     STOCK OPTION COMMITTEE. The Company's Stock Option Committee was formed on April 25, 1992 for the purpose of administering the 1992, 1995 and proposed 1998 Stock Option Plans and met twice during 1997. The Stock Option Committee consists of Messrs. McConnell, Lewis and Bumgarner.

     The mailing address for each of these committees is:   c/o R. Kenyon
Culver, Vice President and Chief Financial Officer, United Medicorp, Inc., 10210 North Central Expressway, Suite 400, Dallas, Texas 75231.

     The Board of Directors held six regularly scheduled meetings during the fiscal year ended December 31, 1997. Various matters were approved during the last fiscal year by unanimous written consent of the Board of Directors.
Each incumbent director-nominee attended during the last fiscal year at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors; and (ii) the total number of meetings held by all committees of the Board on which such director served.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES ACT OF 1934

     Pursuant to Section 16(a) of the Securities Act of 1934 and the rules issued thereunder, the Company's executive officers and directors are required to file with the Securities and Exchange Commission reports of ownership and changes in ownership of the Common Stock. Copies of such reports are required to be furnished to the Company. Peter W. Seaman filed a late Form 4 reporting the receipt of a single stock option grant and the cancellation of four prior stock option grants in 1997. Mary E. Rogers filed a late Form 4 reporting the receipt of a single stock option grant and the cancellation of one prior stock option grant in 1997. Michael P. Bumgarner and John F. Lewis filed a late Form 4 reporting the receipt of a single stock purchase warrant grant in 1997. Thomas H. McConnell filed a late Form 4 reporting the receipt of a single stock purchase warrant grant and the purchase of common stock in 1997. R. Kenyon Culver filed a late Form 3 reporting the receipt of a single stock option grant in 1997.

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

     Set forth below are tables showing: (1) in summary form, the compensation paid for the years shown in the table to Mr. Seaman; (2) the options granted to Mr. Seaman in 1997; and (3) exercise and year end valuation information pertaining to stock options granted to Mr. Seaman. No other executive officer of the Company received total annual salary and bonus in excess of $100,000 in the fiscal years 1997, 1996 or 1995:


                          SUMMARY COMPENSATION TABLE

                                                                             LONG TERM COMPENSATION
                                                                -----------------------------------------------
                               ANNUAL COMPENSATION                              AWARDS                  PAYOUTS
                       ------------------------------------     -------------------------------------   -------
                                                                  OTHER        RESTRICTED  SECURITIES
    NAME                                                          ANNUAL         STOCK     UNDERLYING    LTIP      ALL OTHER
AND PRINCIPAL                                                    COMPENS-       AWARD(S)    OPTIONS/    PAYOUTS     COMPEN-
  POSITION             YEAR       SALARY ($)      BONUS ($)     SATION ($)        ($)       SARS (#)      ($)      SATION ($)
-----------------------------------------------------------------------------------------------------------------------------
Peter W. Seaman        1997        120,931           --             --             --       700,000        --          --
Chairman and           1996        106,556         11,333(a)        --             --       300,000        --          --
CEO                    1995         97,501           --             --             --          --          --          --

(a)  Represents 1995 bonus including accrued interest of $1,333, paid in 1996.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                              POTENTIAL
                                                                          REALIZED VALUE AT
                                                                           ASSUMED ANNUAL
                                                                         RATES OF STOCK PRICE
                                                                             APPRECIATION
                                      INDIVIDUAL GRANTS                    FOR OPTION TERM
                    ---------------------------------------------------- ---------------------
                                   % OF
                    NUMBER OF      TOTAL
                    SECURITIES    OPTIONS/
                    UNDERLYING      SARs
                     OPTIONS/    GRANTED TO      EXERCISE
                       SARs       EMPLOYEES      OR BASE
                     GRANTED      IN FISCAL       PRICE     EXPIRATION
     NAME             (#)           YEAR          ($/SH)       DATE          5% ($)     10% ($)
-----------------------------------------------------------------------------------------------
Peter W. Seaman     700,000          54            0.07    April 6, 2007     30,816     78,093

     AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR-END OPTION/SAR VALUES

                                        NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                 SHARES                UNDERLYING UNEXERCISED            IN-THE-MONEY
                ACQUIRED               OPTIONS/SARS AT FISCAL           OPTIONS/SARS AT
                   ON      VALUE            YEAR-END (#)             FISCAL YEAR-END(1)($)
                EXERCISE  REALIZED  ---------------------------   ---------------------------
     NAME         (#)       ($)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------------------------------------------------------------------------------
Peter W. Seaman   --        --        200,000        800,000        2,000        1,000

(1) The last reported sale of the Company's Common Stock as reported on the NASD OTC Bulletin Board as of December 30, 1997 was $0.06 per share. Value is calculated on the basis of the difference between the option exercise price and $0.06 multiplied by the number of shares of Common Stock underlying the option.

STOCK OPTION PLANS

     The Company currently has in effect the Third Amended and Restated 1989 Stock Option Plan (the "1989 Plan"), which provided for the granting of incentive and non-incentive stock options for up to 1,000,000 shares of Common Stock to employees, directors and consultants. The 1989 Plan became effective August 6, 1989 and terminates after 10 years. The Board of Directors approved the discontinuance of any further option grants under the 1989 Plan on April 25, 1992, when the 1992 Plan (as defined below) was approved by stockholders.

     The stockholders of United Medicorp, Inc. approved the 1992 Stock Option Plan (the "1992 Plan") at the 1992 Annual Meeting of Stockholders. The 1992 Plan provides for the granting of incentive and nonqualified stock options for up to 1,000,000 shares of Common Stock to employees, directors, and consultants. The 1992 Plan became effective on July 13, 1992 and terminates after 10 years.

     The stockholders of United Medicorp, Inc. approved the 1995 Stock Option Plan (the "1995 Plan") at the 1995 Annual Meeting of Stockholders. The 1995 Plan provides for the granting of incentive and nonqualified options for up to 1,000,000 shares of Common Stock to employees and non-employee directors. The 1995 Plan became effective on August 14, 1995 and terminates after 10 years.

     The Board of Directors adopted the 1998 Stock Option Plan (the "1998 Plan") on May 15, 1998, subject to stockholder approval at the Annual Meeting of Stockholders on August 28, 1998. No options have been granted under the 1998 Plan to date. The 1998 Plan provides for incentive and nonqualified options for up to 1,000,000 shares of Common Stock to employees and non-employee directors.

DIRECTOR COMPENSATION

     GENERAL: An officer of the Company who also serves as a Director receives no additional compensation for serving as a Director or as a member or chair of a committee. Members receive no cash compensation for serving on the Board of Directors. Board members are reimbursed for expenses of meeting attendance.

     1997 DIRECTOR COMPENSATION: Pursuant to the 1995 Stock Option Plan, each non-employee director shall receive nonqualified stock options for the purchase of 25,000 shares of Common Stock. These options shall be granted on the first and each subsequent anniversary of the approval of the 1995 Stock Option Plan by stockholders, as long as the director serves on the Board.
The exercise price shall be the fair market value of the Common Stock on the date the nonqualified stock options are granted. One half of the option shall be exercisable immediately and the remainder of the option shall become exercisable on the first anniversary date of the grant. All options shall expire on the tenth anniversary of the date granted.

     Subsequent to stockholder approval of the 1995 Stock Option Plan, the Board of Directors determined that in light of the condition of the Company immediately prior to November 12, 1996 when the current members of the Board of Directors were elected, the provisions of the 1995 Stock Option Plan regarding director compensation were inadequate to attract and retain qualified board members. As such, on April 1, 1997, warrants to purchase a total of 1,200,000 shares of the Company's common stock at $0.08 per share were issued to the three non-employee board members with each member receiving warrants for 400,000 shares. These warrants are exercisable
33 1/3% immediately, 66 2/3% after twelve months from the effective date of the grant, and 100% after twenty four months from the effective date of the grant. These warrants expire on March 31, 2007. Currently, the members of the Board of Directors hold no options under the Company's stock option plans, and each member has waived his right to receive such options.

     In addition, on March 19, 1997, each non-employee member of the Board of Directors entered into a Director's Incentive Compensation Agreement. This agreement has a term of three years under which the director shall be paid a commission based on fees billed and collected from new customers sold by or with the assistance from such director. The commission will be 10 percent during the first year of a contract with a given customer, 6 percent during the second contract year, and 4 percent thereafter. The Director's compensation may be paid in either cash, common stock, or stock purchase warrants upon approval of the Compensation and Stock Option Committee.

     For the year ended December 31, 1997, total compensation earned but not paid under the Director's Incentive Compensation Agreement was $1,326.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As noted above, the current members of the Compensation Committee are Messrs. McConnell, Lewis and Bumgarner. None of the members of the Compensation Committee served as members of the compensation committee or other board committees performing similar functions of any other registered entity in 1997.

CERTAIN TRANSACTIONS

     In order to access capital with which to provide advance funding services to a new customer, the Company completed an Assignment and Agency Agreement on January 31, 1997 (the "Agreement") with Messrs. McConnell and Bumgarner, members of the Company's Board of Directors. Under the Agreement, the Company assigned certain rights under a Medical Claims Purchase Contract between the Company and its customer to

Messrs. McConnell and Bumgarner. Messrs. McConnell and Bumgarner provided the Company with $127,327 in funds, which the Company in turn used to advance fund certain eligible receivables of one of its customers. During 1997, funds provided by Mr. Bumgarner were repaid by the Company in full. At December 31, 1997, the Company continues to carry a liability of $78,961 to Dr. McConnell in its capacity as the agent of Dr. McConnell. Return of these funds to Dr. McConnell is based upon mutual agreement or termination of the underlying agreement between the Company and Dr. McConnell.

                      ADOPTION OF 1998 STOCK OPTION PLAN
                                 (PROPOSAL 2)
GENERAL

     The Company currently has in effect the 1992 and 1995 Plans which together provide for the granting of incentive and nonqualified stock options for up to 2,000,000 shares of Common Stock to employees, directors and
consultants.   As of March 31, 1998 there are options for 2,500 and 92,500 shares of Common Stock remaining available to be granted under the 1995 and 1992 Plans, respectively. There are no options outstanding nor will options be granted under the 1989 Plan.

     The Board has determined that, in order to attract and retain key employees, it is necessary that additional options be available and authorized for grants. Further, the Board has determined that it is necessary to have maximum flexibility in choosing the terms of any new options that it grants to key employees. The Board believes that it is appropriate in light of present circumstances to grant options with different vesting schedules. Therefore, the Board adopted the 1998 Plan (attached as Exhibit A) at its meeting on May 15, 1998, subject to ratification by the stockholders of the Company. The 1998 Plan as adopted by the Board provides for the granting of incentive and non-qualified stock options for up to 1,000,000 shares of Common Stock to employees and non-employee directors.

     The purpose of the 1998 Plan is to advance the interests of the Company and its stockholders by enabling the Company to attract and retain key employees and non-employee directors upon whose judgment, initiative, training, experience, ability and efforts the successful conduct and development of the Company's business largely depends, and by granting options to such persons, thereby encouraging them to become owners of Common Stock of the Company. The Board of Directors believes that in particular, additional options are needed in order to increase equity participation in the Company for key employees and non-employee directors. At present, options for shares representing approximately 7% of the Company's equity are held by officers and key employees. By approving the 1998 Plan, the maximum employee equity participation in the Company would be approximately 11%. Pursuant to the 1998 Plan, each non-employee director who has not entered into a Director's Incentive Compensation Agreement, will receive nonqualified stock options for the purchase of 25,000 shares of Common Stock. These options shall be granted on the first and each subsequent anniversary of the approval of the 1998 Plan by stockholders, as long as the director serves on the Board. The exercise price shall be the fair market value of the Common Stock on the date the nonqualified stock options are granted. One half of the option shall be exercisable immediately and the remainder of the option shall become exercisable on the first anniversary date of the grant. The 1998 Plan will be administered by a Stock Option Committee, currently comprised of Messrs. McConnell, Lewis and Bumgarner, all non-employee directors. This Stock Option Committee has broad discretion in the administration of the 1998 Plan.

     The 1998 Plan provides for adjustment of the number of shares upon which options may be granted, of the number of shares subject to outstanding options and of the exercise price in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, exchange of shares of Common Stock or other change in the corporate structure of the Company. Shares subject to an option that expires or is terminated will again be available for grant under the 1998 Plan.

TERMS AND CONDITIONS OF OPTIONS

     The 1998 Plan provides that the exercise price per share of any option will not be less than the fair market value per share on the date such option is granted. The Stock Option Committee will set the vesting schedule for each option granted under the Plan.

     Options which become exercisable remain exercisable until such options lapse or are terminated pursuant to certain contingencies described in the 1998 Plan including, but not limited to, the termination of an optionee's employment for cause. Options granted pursuant to the 1998 Plan expire as determined by the Stock Option Committee, but not later than ten years after the date such options are granted. Under the 1998 Plan, options may be exercised only upon payment in full to the Company of the purchase price of the shares as to which the options are exercised. Such payment must be made in cash.

     Persons who possess more than ten percent (10%) of the voting power of all classes of stock of the Company may not be granted an option at an exercise price less than 110% of the fair market value of the shares subject to the option on the date of grant and the period of exercise for such an option may not exceed five (5) years from the date of grant.

     No stock option granted under the Plan is assignable or transferable, other than by will, by the laws of descent and distribution or in disposition of community property upon dissolution of a marriage. During the lifetime of an optionee, the option granted under the 1998 Plan is exercisable only by the optionee. The Board of Directors may accelerate the date on which all or any portion of an option granted under the 1998 Plan may be exercised.

     The 1998 Plan provides that, upon the death or disability of the optionee, upon certain changes in the corporate structure of the Company or certain dispositions of its assets, or upon certain changes of control of the Company (as described in the 1998 Plan), each option granted thereunder shall immediately become exercisable in full.

AMENDMENTS

     The Board of Directors may amend the 1998 Plan or any option granted thereunder at any time, provided that such amendment may not adversely affect the rights of an optionee under an outstanding option without the optionee's written consent. In addition, the Board of Directors may not, without stockholder approval, modify the 1998 Plan (i) to increase the number of shares of Common Stock reserved for issuance under the 1998 Plan, or to change the class of persons eligible to participate in the 1998 Plan; (ii) to permit the granting of options that expire beyond ten years from the date of grant; (iii) to permit the granting of an option at a price less than the fair market value at the date of grant; or (iv) to extend the termination date of the 1998 Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The grant of an option under the 1998 Plan will not be a taxable event to the recipient optionee. Upon the exercise of a nonincentive stock option, an optionee who is subject to Section 16(b) of the Exchange Act and who timely files the written election described in Section 83(b) of the Internal Revenue Code of 1986, as amended, will recognize ordinary income at the time of exercise equal to the excess of the then fair market value of the shares of Common Stock received over the exercise price. Each optionee subject to
Section 16(b) who does not file the Section 83(b) election will not recognize income on the date he exercises his nonincentive stock option, but instead will recognize income six (6) months later (i.e. when the Section 16(b) restrictions lapse), in an amount equal to the excess of the fair market value of the shares acquired at that later date over the exercise price of the option. Optionees that are not subject to Section 16(b) will recognize income at the time of exercise of a nonincentive stock option determined in the same manner as optionees subject to Section 16(b) who timely file Section 83(b) elections. The taxable income recognized upon exercise of a nonincentive stock option will be treated as compensation income subject to withholding and the Company will be entitled to a tax deduction equal to the ordinary income an optionee recognizes as a compensation expense.

     When Common Stock received upon exercise of a nonincentive stock option subsequently is sold or exchanged in a taxable transaction, the holder thereof generally will recognize capital gain (or loss) in the amount by which the amount realized exceeds (or is less than) the fair market value of the Common Stock that was included in income in connection with the exercise; the character of such gain or loss as long- or short- term capital gain or loss will depend upon the holding period of the shares following exercise.

     Neither the grant nor exercise of an incentive stock option will be taxable to the optionee, and the Company will not be entitled to any deductions with respect thereto. However, to qualify for favorable capital gain tax treatment of incentive stock options, the optionee may not dispose of the shares of Common Stock acquired upon the exercise of an incentive stock option until after the later of two (2) years following the date of grant or one (1) year following the date of exercise of the incentive stock option. Upon any subsequent taxable disposition of shares of Common Stock received upon exercise of a qualifying incentive stock option, the optionee generally will recognize long- or short- term capital gain or loss measured by the difference between the amount realized and the exercise price of the option.

     If an option does not qualify for favorable incentive stock option treatment as described above because of a failure to satisfy the holding period requirements, the optionee will recognize ordinary income in the year of the disqualifying disposition, equal to the excess of (i) the lower of (a) the amount realized, or (b) the fair market value of the Common Stock at the time of exercise, over (ii) the exercise price. The excess will be taxable as long or short-term capital gain, depending on the optionee's holding period for the transferred shares.

     Notwithstanding the favorable tax treatment of incentive stock options for regular tax purposes, as described above, for alternative minimum tax purposes an incentive stock option is treated in the same manner as a nonincentive stock option. Accordingly, an optionee who is subject to the alternative minimum tax must include, in alternative minimum taxable income for the year in which an incentive stock option is exercised, the excess of the fair market value of the shares of Common Stock received over the exercise price.

     The Company will not be entitled to a deduction for federal income tax purposes for the granting of any incentive stock option or nonincentive stock option. The Company generally will be entitled to a deduction for federal income tax purposes when an optionee exercises a nonincentive stock option, in the same amount as the ordinary income realized by the optionee. The Company will not be entitled to a deduction for federal income tax purposes upon the exercise by the optionee of an incentive stock option. If there is a disposition of shares acquired by the optionee upon exercise of an incentive stock option before the optionee has satisfied the incentive option holding periods, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income realized by the optionee.

REGISTRATION WITH THE SEC

     The Company intends to file a registration statement covering the 1998 Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
                    APPROVAL OF THE 1998 STOCK OPTION PLAN.

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                                 (PROPOSAL 3)

     PricewaterhouseCoopers LLP, independent public accountants, have served as the auditors of the Company since November 3, 1989. The Board of Directors has again selected PricewaterhouseCoopers LLP as the Company's auditors for Fiscal 1998 and stockholder ratification of the appointment is requested. In the event the appointment is not approved by the stockholders, the Board of Directors will make another appointment at the earliest feasible time.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting of Stockholders. The representative will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions from stockholders.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
                   APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP.

                     REAFFIRMATION OF REVERSE STOCK SPLIT
                                    (PROPOSAL 4)

     The Company's Board of Directors recommends the adoption of a proposed reverse stock split (the "Reverse Split"). The Reverse Split provides that in the Board's discretion every five of the Company's 27,910,217 shares of issued and outstanding Common Stock ("Old Common Stock" or "Old Shares") will be changed and combined into one fully paid and non-assessable share of newly-issued Common Stock, $.01 par value ("New Common Stock" or "New Shares"). The

Reverse Split, if reaffirmed, will be effected by the filing of a Certificate of Amendment (the "Amendment") to the Company's charter with the Secretary of State of the State of Delaware.

     The Board of Directors has not, as of the date of this Proxy Statement, made a final determination regarding the benefits of the Reverse Split, although the Board has unanimously approved presenting this Proposal to the stockholders so as to gain the authority to make a final determination. To avoid the expense of calling a special meeting of stockholders if and when that determination is made, the Board of Directors has submitted the Reverse Split as a proposal for the Annual Meeting. By voting for this Proposal 4, the stockholders are in effect voting to authorize the Board of Directors to implement a reserve split if, when and as the Board, in its sole discretion, deems the reverse split to be in the best interest of the Company and the Stockholders.

     The Company has within the last 18 months undergone significant changes in management and has aggressively refocused its marketing efforts. Because of these changes, the Board intends to monitor the market price of the Common Stock before determining the benefits of the Reverse Split. The Board of Directors intends to make a final determination as to the necessity of the Reverse Split no later than August 28, 1999, the intended date of the next annual stockholders' meeting.

     Depending upon whether an individual stockholder owns a number of Old Shares evenly divisible by five, that stockholder may or may not receive a small amount of cash for a fractional share as a result of the Reverse Split. Further, if a stockholder owns less than 500 Old Shares of Common Stock, after the Reverse Split that stockholder will hold an "odd lot," or less than 100 New Shares. Because brokers traditionally charge higher fees to sell odd lots of shares, stockholders who, as a result of the Reverse Split, own an odd lot of New Shares may be adversely affected because of higher brokerage commissions to sell their shares. Because a significant portion of the outstanding Common Stock is registered in the names of clearing agencies and broker nominees, it is not possible to determine the number of holders who will be left with odd lots as a result of the Reverse Split.

     After the Effective Date, as defined below, the holder of New Shares resulting from the combination of Old Shares will be issued a new certificate for the New Shares upon surrender by the holder of a certificate for the Old Shares. No fractional New Shares will be issued, and each holder of less than five Old Shares (after exchange of all other Old Shares held by the holder) shall be paid cash for the fractional interest. For example, a stockholder that holds 54 Old Shares, upon surrender of his Old Shares to the Company and its transfer agent, would receive a total of ten New Shares and cash representing the fair market value of the remaining four Old Shares.

     As discussed above, no fractional shares of Common Stock will be issued and, in lieu thereof, stockholders holding a number of shares of Common Stock not evenly divisible by five, the ratio for the Reverse Split, and stockholders holding less than five shares of Common Stock upon surrender of their old certificates, will receive cash in lieu of fractional shares of Common Stock.

     The price payable by the Company for fractional shares will be determined by multiplying the fraction of a New Share by the average of the closing bid quotations for one Old Share of Common Stock for the five business days immediately preceding the Effective Date of the Reverse Split for which bid quotations for the Common Stock are reported by the NASD over-the-counter ("OTC") Bulletin Board, multiplied by five. As of the date hereof, the most recent closing bid quotation for one share of Common Stock is $0.05.

     The Company's stockholder list indicates that a portion of the outstanding Common Stock is registered in the names of clearing agencies and broker nominees. It is, therefore, not possible to predict with certainty the number of fractional shares and the total amount that the Company will be required to pay to redeem such shares. However, it is not anticipated that the funds necessary to effect the cancellation of fractional shares will be material, and the Company expects that such funds will be available from cash reserves.

     Because a significant portion of the outstanding Common Stock is registered in the names of clearing agencies and broker nominees, it is not possible to determine the number of holders who have between one and four Old Shares. These holders would receive only cash in lieu of a fractional New Share. The record holders who receive only cash as a result of the Reverse Split will no longer be record holders of Common Stock.

     In addition, all of the Company's outstanding securities that are convertible into or exercisable into the Company's Old Common Stock will automatically have their conversion ratios adjusted such that they will be convertible into one-fifth as many shares of the New Common Stock.

     The Company's Board of Directors believes that stockholder approval of the Reverse Split proposal may become imperative in order to help the Company regain listing on NASDAQ. Listing on NASDAQ is important in order to maintain a liquid, public market for the Company's Common Stock. For example, the Securities and Exchange Commission has implemented Rule 15c2-6, requiring brokers to take additional precautionary steps before buying on behalf of clients or selling to clients securities priced below $5 per share and not registered on a national exchange or quoted on NASDAQ.

     The NASDAQ initial listing standards require (1) $4 million in net tangible assets, (2) one million public float shares, (3) $5 million public float market value, (4) 300 round lot shareholders, (5) a $4 per share minimum bid price (6) three market makers, (7) a one year operating history, and (8) certain corporate governance requirements. The Company currently does not meet the $4 million net tangible assets, $5 million public float market value, or $4 minimum per share bid price requirements.

     The Board may choose to address the net tangible assets requirement by attempting to raise additional capital in a private offering. If the Board attempts to do so, there can be no assurance that such efforts will be successful.

     The Reverse Split proposal is intended to address the minimum bid price requirement. The closing bid price on June 29, 1998 for shares of Common Stock, as reported on the NASD OTC Bulletin Board was $0.05. The Board's intention is that the market price of the Common Stock will increase following the implementation of the Reverse Split. However, the Board is aware of instances where only modest appreciation in market price per share resulted from a reverse stock split. There can be no assurance that a price increase will occur, or if a price increase does occur, if it will be sustainable or meet the $4 per share minimum bid price requirement.

     The Board of Directors further believes that the relatively low per-share market price of the Common Stock may impair the acceptability of the Common Stock to certain institutional investors and other members of the investing public. Theoretically, the number of shares outstanding should not, by itself, affect the marketability of the stock, the type of investor who acquires it or the Company's reputation in the financial community. In practice this is not necessarily the case, as certain investors view low-priced stock as unattractive or, as a matter of policy, are precluded from purchasing low-priced shares. In addition, certain brokerage houses, as a matter of policy, will not extend margin credit on stocks trading at low prices. On the other hand, certain other investors may be attracted to low-priced stock because of the greater trading volatility sometimes associated with such securities.

     THERE CAN BE NO ASSURANCE THAT THE REVERSE SPLIT WILL NOT ADVERSELY IMPACT THE MARKET PRICE OF THE COMMON STOCK, THAT THE MARKETABILITY OF THE COMMON STOCK WILL IMPROVE AS A RESULT OF APPROVAL OF THE REVERSE SPLIT OR THAT THE APPROVAL OF THE REVERSE SPLIT WILL OTHERWISE HAVE ANY OF THE EFFECTS DESCRIBED HEREIN.

     The Company may decide to privately offer shares of Common Stock to
provide additional working capital.   Beyond such offering, the Company has
no plans to seek additional financing, but may in the future issue additional shares of Common Stock on such terms and conditions as the Board of Directors determines appropriate.

     A description of the Company's outstanding securities and the adjustments resulting from the Reverse Split is as follows:

     As of the record date, the Company had authorized 55,000,000 shares of capital stock, $.01 par value per share, consisting of 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, and had outstanding 27,910,217 and 0 shares of Common and Preferred Stock, respectively. Upon the Effective Date (as defined below) of the Reverse Split, the Company will still have 55,000,000 shares of capital stock, 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock authorized. Approximately 5,582,000 New Shares would be issued upon conversion of the Old Shares before giving effect to any Old Shares to be issued as a result of any private offer which the Board may decide to make available.

     Other than the decrease in the total shares to be outstanding, no substantive changes are being made in the rights of Common Stock. Accordingly, upon the Effective Date of the Reverse Split, each holder of record of New Shares will be entitled to one vote for each New Share held at each meeting of the stockholders in respect to any matter on which stockholders have the right to vote. Stockholders will have no cumulative voting rights nor will they have the pre-emptive rights to purchase any additional shares of Common Stock. Holders will be entitled to receive, when and as declared by the Company's Board of Directors, out of earnings and surplus legally available therefor, any and all dividends payable either in cash, in property or in shares of the capital stock of the Company. Each holder of New Shares will have approximately the same percentage ownership in the total voting securities of the Company that such holder held prior to the Effective Date.

     Any tax liability to stockholders resulting from the Reverse Split will likely not be substantial. The receipt of Common Stock in the Reverse Split should not result in any taxable gain or loss to stockholders for federal income tax purposes. If the Reverse Split is approved, the tax basis of Common Stock received as a result of the Reverse Split (including any fractional share interests to which a stockholder is entitled) will be equal, in the aggregate, to the basis of the shares exchanged for the Common Stock. For tax purposes, the holding period of the shares immediately prior to the Effective Date of the Reverse Split will be included in the holding period of the Common Stock received as a result of the Reverse Split, including any fractional share interests to which a stockholder is entitled. Stockholders who receive cash in lieu of fractional shares of Common Stock will be treated as receiving cash as payment in exchange for their fractional shares of Common Stock, and they will recognize capital gain or loss in an amount equal to the differences between the amount of cash received and the adjusted basis of the fractional shares surrendered for cash.

NASD OTC BULLETIN BOARD QUOTATION

     The Company's Common Stock is currently quoted on the NASD OTC Bulletin Board under the symbol "UMCI." The Company will apply to have the New Shares continue to be quoted on the NASD OTC Bulletin Board beginning the Effective Date of the Reverse Split.

OTHER SECURITIES

     In addition to the Company's Common Stock, the Company has additional securities exercisable into Common Stock, including options that have been issued under the Company's 1992 Plan, 1995 Plan and warrants to purchase Common Stock. Under the terms of these outstanding securities, the Company's Reverse Split will adjust both the number of shares that can be purchased upon exercise of the securities and the exercise price so that the economic interest that the security holder would have received had such security holder exercised such security immediately prior to the Effective Date of the Reverse Split will be identical to such interest after the Effective Date. After the Effective Date of the Reverse Split, the Company intends to advise each holder of the Company's securities of the effect on such security of the Reverse Split.

EFFECTIVE DATE

     If the Company's stockholders reaffirm the proposal for the Reverse Split at the Annual Meeting of Stockholders, the Reverse Split will become effective only after the Board of Directors, in its discretion, decides to proceed with the implementation of the Reverse Split. Once that decision has been made, the Company will file the necessary instruments with the Secretary of State of the State of Delaware. The date of such filing will be the effective date (the "Effective Date").

     Pursuant to Section 242(c) of the Delaware General Corporation Law, the Board of Directors may, in its discretion, determine that the Reverse Split is not necessary, in which case no filing will be made and the Reverse Split will not take place.

     Subsequent to the Effective Date of the Reverse Split, the Company, together with its transfer agent, will mail to each stockholder of record of the Company a Letter of Transmittal under which the stockholder will be instructed to return all Old Shares to the transfer agent and receive New Shares in exchange. It is expected that the mailing will commence within five business days after the Effective Date.

DO NOT MAIL ANY CERTIFICATES TO THE COMPANY WITH THE PROXY.  YOU WILL BE SENT A
                LETTER OF TRANSMITTAL AFTER THE EFFECTIVE DATE.

APPROVAL OF PROPOSAL

     Approval of this proposal requires the affirmative vote of a MAJORITY OF ALL OUTSTANDING SHARES of the Company's Common Stock entitled to vote at the meeting.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE
                        REAFFIRMATION OF REVERSE SPLIT.

                             STOCKHOLDER PROPOSALS

     The proxy rules of the Securities and Exchange Commission permit stockholders of the Company, after timely notice of the Company, to present proposals for stockholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action, and are not properly omitted by Company action in accordance with the proxy rules. The United Medicorp, Inc. 1999 Annual Meeting of Stockholders is expected to be held on or about August 29, 1999, and proxy materials in connection with that meeting are expected to be mailed on or about July 15, 1999. Stockholder proposals prepared in accordance with the proxy rules must be received by the Company on or before March 10, 1999.

                                    GENERAL

     Management knows of no other matters that will be presented at the Annual Meeting of Stockholders. However, the enclosed proxy gives discretionary authority in the event that any additional matters should be presented.

     The 1997 Annual Report to Stockholders of the Company, including financial statements for the Fiscal Year ended December 31, 1997, and schedules thereto, as filed with the Securities and Exchange Commission, is enclosed herewithin.

                         By Order of the Board of Directors,


                         /s/ Karen Kennedy
                         -----------------------------------
                             Karen Kennedy
                             Secretary

                                  APPENDIX A

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation and Stock Option Committee of the Company's Board of Directors (the "Committee") administers the Company's executive officer compensation. The Committee is composed entirely of non-employee directors who are not eligible to participate in any of the Company's executive compensation programs.

OVERVIEW AND PHILOSOPHY

     The objectives of the Company's executive compensation program are to:

     -    Attract, motivate and retain the highest quality executives.

     - Align their financial interests with those of the Company's long-term investors.

     - Inspire them to achieve tactical and strategic objectives in a manner consistent with the Company's corporate values.

     In furtherance of these objectives, the Company's executive compensation policies and programs are designed to:

     - Focus participants on high priority goals to increase shareholder value.

     - Encourage behaviors that exemplify the Company's core values relating to customers, quality of performance, employees, integrity and teamwork.

     - Assess performance based on results and pre-determined goals. Establish goals that link the business activities of each individual and team to goals of the applicable business unit and the Company.

     - Increase executive stock ownership to promote a proprietary interest in the success of the Company.

EXECUTIVE OFFICER COMPENSATION

     Executive officer compensation includes base salary, annual bonus, and incentive stock purchase options.

     BASE SALARY - Base salary and annual merit increases are based upon individual performance and the executive's salary in relation to comparable positions in the local market. Base salary is reviewed on an annual basis.

     ANNUAL BONUS - In fiscal 1997, the Company did not have a formal management bonus plan. Due to the Company's ability to successfully recruit additional key executive officers as a result of the Company's improved operating results, the Committee determined that it was appropriate to implement the 1998 Key Management Bonus Plan (the "Plan") to provide additional incentive. The Plan is designed to motivate executives and key managers to achieve certain defined financial goals and individual goals relative to the Company's 1998 annual operating plan. The Plan calls for an annual target bonus of 25% of base salary with the maximum attainable bonus not to exceed 37.5% of annual base salary for each participant in the Plan. The bonus amount is determined on a formula basis by application of a performance grid that measures the Company's 1998 revenue and pre-tax profit, and the achievement of defined individual goals. Progress towards achieving stated fiscal 1998 goals will be evaluated by the CEO and reviewed by the Committee. Bonus payments, if any, will be distributed upon completion of the 1998 financial statement audit on or before March 30, 1999.

     INCENTIVE STOCK OPTIONS - Incentive stock options were granted to link compensation to the creation of incremental shareholder value. The ten-year incentive option awards reward executives only to the extent that the Company's share price increases for all shareholders. Each stock option has an exercise price per share set at the fair market value per share as of the grant date. Generally, each option becomes fully exercisable over a period of three years after the grant. The Company has never repriced stock option awards although previous awards were canceled and reissued at a lower exercise price with the requirement that the vesting period begin anew.

CHIEF EXECUTIVE OFFICER COMPENSATION

     In 1997, Mr. Peter W. Seaman, Chairman and CEO, earned a base annualized salary of $125,000. Effective January 1, 1998, Mr. Seaman received a 10% merit raise to $137,500. The merit raise was determined by the Compensation Committee after taking the following achievements into consideration:

     - 1997 net operating income of $160,749, which was the highest in the Company's history, an increase of 35% over 1996.

     - 1997 revenues of $2,803,001, which was the highest in the Company's history, an increase of 38% over 1996.

     -    Growth in earnings per share of 31%.

     -    The second consecutive profitable year for the Company.

     - The development of a number of new service offerings tailored to specific customer needs, including but not limited to the successful start-up of United MoneyCorp, Inc. and the implementation of physician billing services.

     On April 7, 1997, the Committee canceled four separate options grants held by Mr. Seaman which entitled him to purchase 325,000 shares at exercise prices ranging from $0.13 to $0.31 per share with a weighted-average exercise price per share of $0.23 and a weighted-average remaining term of 6.4 years. The Committee in turn reissued options to purchase 325,000 shares at an exercise price of $0.07 and options to purchase an additional 375,000 shares at an exercise price of $0.07, the market price on the date of the grant. These options are for a ten year period and vest over three years. The vesting period for the re-issued options began anew on the grant date.


                                      COMPENSATION AND STOCK OPTION COMMITTEE
                                      Thomas H. McConnell, III, M.D., Chairman
                                      John F. Lewis
                                      Michael P. Bumgarner

                                  APPENDIX B

                               PERFORMANCE GRAPH

              COMPARISON OF FIVE YEAR - CUMULATIVE TOTAL RETURNS
                             UNITED MEDICORP, INC.




                                    [CHART]

-----------------------------------------------------------------------------------------------------------
TOTAL RETURN ANALYSIS
-----------------------------------------------------------------------------------------------------------
                                  12/31/92       12/31/93      12/30/94    12/29/95     12/31/96   12/31/97
-----------------------------------------------------------------------------------------------------------
UNITED MEDICORP, INC.             $100.00         $100.00       $100.00     $ 33.33      $ 21.33    $ 64.00
-----------------------------------------------------------------------------------------------------------
PEER GROUP                        $100.00         $133.22       $136.25     $204.53      $185.91    $179.84
-----------------------------------------------------------------------------------------------------------
NASDAQ COMPOSITE (US)             $100.00         $114.06       $111.54     $157.25      $193.46    $236.30
-----------------------------------------------------------------------------------------------------------
Source: Carl Thompson Associates www.ctaonline.com (303) 494-5472. Data from Bloomberg Financial Markets


Companies in the Self-Determined Peer Group
-------------------------------------------

AdvaCare, Inc.                                                    Cerner, Corp.
CIS Technologies, Inc.                           Coastal Physicians Group, Inc.
Medaphis, Corp.                                    Medic Computer Systems, Inc.
Pacific Physicians Services, Inc.                                  Phycor, Inc.

Notes:
------

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
B. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
C.  The index level for all series was set to $100.00 on 12/31/92.

                                                                      EXHIBIT A

                             UNITED MEDICORP, INC.
                            1998 STOCK OPTION PLAN

                               TABLE OF CONTENTS

ARTICLE I
   THE PLAN................................................ 1
     1.1  Name............................................. 1
     1.2  Purpose.......................................... 1
     1.3  Effective Date................................... 1
     1.4  Eligibility to Participate....................... 1
     1.5  Shares Subject to the Plan....................... 1
     1.6  Options and Stock Granted Under Plan............. 1
     1.7  Conditions Precedent............................. 1
     1.8  Reservation of Shares of Common Stock............ 2
     1.9  Tax Withholding.................................. 2
     1.10 Exercise of Options.............................. 2
     1.11 Acceleration of Right to Exercise Options........ 2
     1.12 Written Notice Required.......................... 3
     1.13 Compliance with Securities Laws.................. 3
     1.14 Employment of Optionee........................... 3
     1.15 Option Upon Termination of Employment............ 3
     1.16 Termination of Employment for Cause.............. 3
     1.17 Option Upon Death or Disability of Optionee...... 3
     1.18 Options Not Transferable......................... 3
     1.19 Information to Optionees......................... 4

ARTICLE II

   ADMINISTRATION.......................................... 4
     2.1  Committee........................................ 4
     2.2  Majority Rule; Unanimous Written Consent......... 4
     2.3  Company Assistance............................... 4

ARTICLE III

   INCENTIVE STOCK OPTIONS................................. 4
     3.1  Option Terms and Conditions...................... 4
     3.2  Duration of Options.............................. 4
     3.3  Purchase Price................................... 4
     3.4  Maximum Amount of Options First Exercisable in
          Any Calendar Year................................ 4
     3.5  Requirements as to Certain Options............... 5
     3.6  Individual Option Agreements..................... 5

ARTICLE IV

   NONQUALIFIED STOCK OPTIONS.............................. 5
     4.1  Option Terms and Conditions...................... 5
     4.2  Duration of Options.............................. 5
     4.3  Purchase Price................................... 5
     4.4  Individual Option Agreements..................... 5
     4.5  Option Grants to Nonemployee Directors........... 5

                                       A-i


ARTICLE V

   TERMINATION, AMENDMENT AND ADJUSTMENT................... 5
     5.1  Termination and Amendment........................ 5
     5.2  Adjustments...................................... 6

ARTICLE VI

   MISCELLANEOUS........................................... 6
     6.1  Other Optional Plans............................. 6
     6.2  Plan Binding on Successors....................... 6
     6.3  Number and Gender................................ 6

ARTICLE VII

   DEFINITIONS............................................. 6

                                       A-ii

                             UNITED MEDICORP, INC.

                            1998 STOCK OPTION PLAN

                                   ARTICLE I

                                   THE PLAN


     1.1 NAME. This plan shall be known as the United Medicorp, Inc. 1998 Stock Option Plan (the "Plan").

     1.2 PURPOSE. The purpose of the Plan is to promote the growth and general prosperity of the Company by permitting the Company to grant its full-time employees and nonemployee members of the Board ("Eligible Participants") Options to purchase Common Stock of the Company. This Plan is designed to help the Company and its subsidiaries and affiliates attract and retain superior personnel for positions of substantial responsibility and to provide full-time employees and nonemployee members of the Board with an additional incentive to contribute to the success of the Company. The Company intends that Incentive Stock Options granted pursuant to Article III will qualify as "incentive stock options" within the meaning of Section 422(b) of the Internal Revenue Code of 1986 (the "Code"). Any Option granted pursuant to Article IV shall be clearly and specifically designated as not being an incentive stock option as defined in Section 422(b) of the Code.

     1.3  EFFECTIVE DATE.  The Plan shall become effective upon the Effective
Date.

     1.4 ELIGIBILITY TO PARTICIPATE. Any Employee shall be eligible to participate in the Plan; provided that Incentive Stock Options may be granted only to persons who are employees of the Company or a subsidiary or affiliate thereof. The Board or, if applicable, the Committee (as defined in Section 2.1) may grant Options to an Employee in accordance with such determinations as the Board or, if applicable, the Committee from time to time in its sole discretion shall make. Nonemployee members of the Board shall receive Options as provided in Article IV. Notwithstanding the foregoing, the Board may at any time specify individuals who shall not be eligible for the grant of Options or options under any other plan of the Company to meet the requirements of Section 2.1 below.

     1.5 SHARES SUBJECT TO THE PLAN. Subject to adjustment pursuant to the provisions of Section 5.2, and subject to any additional restrictions elsewhere in the Plan, the number of Plan Shares that may be issued and sold hereunder shall not exceed 1,000,000 shares. Plan Shares may be either authorized and unissued shares or shares issued and thereafter acquired by the Company.

     1.6 OPTIONS AND STOCK GRANTED UNDER PLAN. Plan Shares with respect to which an Option shall have been exercised shall not again be available for grant hereunder. If Options terminate for any reason without being wholly exercised, new Options may be granted hereunder covering the number of Plan Shares to which such Option termination relates.

     1.7 CONDITIONS PRECEDENT. The Company shall not issue or deliver any certificate for Plan Shares pursuant to the Plan prior to the admission of the Plan Shares to listing on all stock exchanges, if any, on which the Common Stock is then listed, the completion of any registration or other qualification of the sale of Plan Shares under any federal or state law and the obtaining of any approval or other clearance from any federal or state government, each if and to the extent that the Board shall in its sole discretion determine to be necessary or advisable.

     1.8 RESERVATION OF SHARES OF COMMON STOCK. During the term of the Plan, the Company will at all times reserve and keep available such number of shares of Common Stock as shall be necessary to satisfy the requirements of the Plan as to the number of Plan Shares. In addition, the Company will from time to time, as is necessary to accomplish the purposes of the Plan, seek or obtain from any regulatory agency having jurisdiction any requisite authority in order to issue Plan Shares hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance of any Plan Shares shall relieve the Company of any liability in respect of the nonissuance of Plan Shares as to which the requisite authority shall not have been obtained.

     1.9 TAX WITHHOLDING. The issuance, delivery or exercise of any Options under the Plan is subject to the condition that if at any time the Board shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, the issuance, delivery or exercise of the Options, then the issuance, delivery or exercise of the Options shall not be effective unless the withholding shall have been effected or obtained in a manner acceptable to the Board, including, at the sole discretion of the Board, the acceptance by the Company of Shares equal to such withholding requirement in lieu of a cash payment.

     1.10 EXERCISE OF OPTIONS. Each Option shall be exercisable in accordance with the terms of the option agreement (the "Option Agreement") pursuant to which the Option was granted. No Option may be exercised for a fraction of a Plan Share.

          The purchase price of any Plan Shares purchased shall be paid at the time of exercise of the Option either in cash, by certified or cashier's check, by money order or, at the sole discretion of the Board, by personal check.

     1.11 ACCELERATION OF RIGHT TO EXERCISE OPTIONS. Notwithstanding the provisions of any Option Agreement regarding the time for exercise of an Option, the following provisions shall apply:

     (a) MERGERS AND REORGANIZATIONS. If the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets of the Company by means of a sale, merger or other reorganization or liquidation, or otherwise in a transaction in which the Company is not the surviving corporation, any Option shall become immediately exercisable with respect to the full number of shares subject to that Option during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets or stock of the Company and ending when the disposition of assets or stock contemplated by that agreement is consummated or the Option is otherwise terminated in accordance with its provisions or the provisions of the Article pursuant to which it was granted, whichever occurs first. The Option shall not become immediately exercisable, however, if the transaction contemplated in the agreement is a merger or reorganization in which the Company will survive.

     (b) CHANGE IN CONTROL. In the event of a change in control or threatened change in control of the Company, all Options granted prior to the change in control shall become immediately exercisable. The term "change in control" for purposes of this Section shall refer to (i) the acquisition of 50% or more of the voting securities of the Company by any person or by persons acting as a group within the meaning of Section 13(d)(3) of the Exchange Act of 1934, as amended (the "Exchange Act"); provided that no change in control or threatened change in control shall be deemed to have occurred if prior to the acquisition of, or offer to acquire, 50% or more of the voting securities of the Company, the Board of Directors shall have adopted by not less than two-thirds vote of directors then serving a resolution specifically approving such acquisition or offer, or (ii) the election, at any annual or special meeting of stockholders, of individuals, who were not nominated by management to serve as directors, as directors constituting a majority of the Board of Directors. The term "person" for purposes of this Section refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. Whether a change in control is threatened shall be determined solely by the Board.

     1.12 WRITTEN NOTICE REQUIRED. Any Option shall be deemed to be exercised for purposes of the Plan when written notice of exercise has been received by the Company at its principal office from the person entitled to exercise the Option and payment for the Plan Shares with respect to which the Option is exercised has been received by the Company in accordance with
Section 1.11.

     1.13 COMPLIANCE WITH SECURITIES LAWS. Plan Shares shall not be issued with respect to any Option unless the exercise of the Option and the issuance and delivery of the Plan Shares shall comply with all relevant provisions of state and federal law, including without limitation the Securities Act of 1933, as amended (the "Securities Act"), the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Plan Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Board may also require an Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition or otherwise, that the Plan Shares are being acquired only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule or regulation. Further, each Optionee shall consent to the imposition of a legend on the certificate representing the Plan Shares issued upon the exercise of the Option restricting their transferability as required by law or by this Section.

     1.14 EMPLOYMENT OF OPTIONEE. Nothing in the Plan or in any Option granted hereunder shall confer upon any Optionee any right to continued employment by the Company or any of its subsidiaries or affiliates or limit in any way the right of the Company or any subsidiary or affiliate at any time to terminate or alter the terms of that employment.

     1.15 OPTION UPON TERMINATION OF EMPLOYMENT. If an Optionee ceases to be employed by the Company or any subsidiary or affiliate for any reason other than retirement, death or disability, his Option may be exercised (but only to the extent exercisable on the date of termination of employment) at any time within three months after the date of termination of employment, unless either the Option or the Article pursuant to which it was granted otherwise provides for earlier termination. If an Optionee ceases to be employed by the Company or any subsidiary or affiliate because the Optionee has retired, as determined by the Board, under a qualified retirement plan of the Company, his Option shall be exercisable (but only to the extent exercisable on the effective date of such retirement) at any time within three months after the effective date of such retirement unless by its terms the Option expires sooner.

          1.16 TERMINATION OF EMPLOYMENT FOR CAUSE. If an Optionee ceases to be employed by the Company or any subsidiary or affiliate of the Company because the Optionee is terminated for cause, the Option shall automatically expire on the date of termination. For purposes of this Section, "cause" shall mean an act or acts involving a felony, fraud, willful misconduct, the commission of any act that causes or reasonably may be expected to cause substantial injury to the Company or gross negligence.

     1.17 OPTION UPON DISABILITY OR DEATH OF OPTIONEE. If an Optionee becomes disabled within the meaning of Section 22(e)(3) of the Code while employed by the Company or any subsidiary or affiliate of the Company, his Option shall become fully exercisable and shall expire 12 months after the date of termination by reason of disability as determined by the Committee, unless either the Option or the Article pursuant to which it was issued otherwise provides for earlier termination. If an Optionee dies while employed by the Company or any subsidiary or affiliate thereof, his Option shall expire 12 months after the date of death, unless by its terms it expires sooner. During this 12-month or shorter period, the Option may be fully exercised, to the extent that it remains unexercised on the date of death, by the Optionee's personal representative or by the distributee to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution.

     1.18 OPTIONS NOT TRANSFERABLE. Options may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code and may be exercised during the lifetime of an Optionee only by that Optionee or by his legally authorized representative.

     1.19 INFORMATION TO OPTIONEES. The Company shall furnish to each Optionee a copy of the annual report, proxy statements and all other reports sent to the Company's stockholders. Upon written request, the Company shall furnish to each Optionee a copy of its most recent Annual Report on Form 10-K and each quarterly report to stockholders issued since the end of the Company's most recent fiscal year.

                                  ARTICLE II

                                ADMINISTRATION

     2.1 COMMITTEE. The Plan shall be administered either by the Board of Directors or, at the Board's discretion, by a Committee (the "Committee") of not fewer than two members, which persons shall all be nonemployee members of the Board. In its sole discretion, the Board may appoint Disinterested Persons as members of the Committee. Subject to the express provisions of the Plan, the Board or the Committee, as the case may be, shall have the sole discretion and authority to determine from among Eligible Participants the ones to whom and the time or times at which Options may be granted and the number of Plan Shares to be subject to each Option. Any member of the Committee may be removed at the discretion of the Board.

     2.2 MAJORITY RULE; UNANIMOUS WRITTEN CONSENT. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all members of the Committee shall constitute the action of the Committee. Meetings of the Committee may take place by telephone conference call.

     2.3 COMPANY ASSISTANCE. The Company shall supply full and timely information to the Committee on all matters relating to Eligible Participants, their employment, death, retirement, disability or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                  ARTICLE III

                            INCENTIVE STOCK OPTIONS

     3.1 OPTION TERMS AND CONDITIONS. The terms and conditions of Options granted under this Article ("Incentive Stock Options") may differ from one another as the Board shall, in its discretion, determine, as long as all Options granted under this Article satisfy the requirements of this Article.

     3.2 DURATION OF OPTIONS. Each Option granted pursuant to this Article and all rights thereunder shall expire on the date determined by the Board, but in no event shall any Option granted under this Article expire earlier than one year or later than ten years after the date on which the Option is granted. In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

     3.3 PURCHASE PRICE. The purchase price for Plan Shares to be acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option.

     3.4 MAXIMUM AMOUNT OF OPTIONS FIRST EXERCISABLE IN ANY CALENDAR YEAR. The maximum aggregate Fair Market Value of Plan Shares (determined at the time the Option is granted) with respect to which Options issued under this Article are exercisable for the first time by any Employee during any calendar year under all incentive stock option plans of the Company and its subsidiaries and affiliates shall not exceed $100,000. Any Option granted under the Plan and first exercisable in excess of the foregoing limitations shall be considered granted pursuant to Article IV and shall be clearly and specifically designated as not being an incentive stock option.

     3.5 REQUIREMENTS AS TO CERTAIN OPTIONS. In the event of the grant of any Option under this Article to an individual who, at the time the Option is granted, owns shares of stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or affiliate thereof within the meaning of Section 422(b)(6) of the Code, the purchase price for the Plan Shares subject to that Option must be at least 110% of the Fair Market Value of those Plan Shares at the time the Option is granted and the Option must not be exercisable after the expiration of five years from the date of its grant.

     3.6 INDIVIDUAL OPTION AGREEMENTS. Each Employee receiving Options pursuant to this Article shall be required to enter into a written Option Agreement with the Company as a precondition to receiving an Option under this Article. In such Option Agreement, the Employee shall agree to be bound by the terms and conditions of the Plan, the awards made pursuant hereto, and such other matters as the Board deems appropriate.

                                  ARTICLE IV

                          NONQUALIFIED STOCK OPTIONS

     4.1 OPTION TERMS AND CONDITIONS. The terms and conditions of Options granted under this Article ("Nonqualified Stock Options") may differ from one another as the Board shall in its discretion determine, as long as all Options granted under this Article satisfy the requirements of this Article.

     4.2 DURATION OF OPTIONS. Each Option granted pursuant to this Article and all rights thereunder shall expire on the date determined by the Board, but in no event shall any Option granted under this Article expire later than ten years after the date on which the Option is granted. In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

     4.3 PURCHASE PRICE. The purchase price for Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option shall not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option.

     4.4 INDIVIDUAL OPTION AGREEMENTS. Each Employee receiving Options pursuant to this Article shall be required to enter into a written Option Agreement with the Company as a precondition to receiving an Option under this Article. In such Option Agreement, the Employee shall agree to be bound by the terms and conditions of the Plan, the awards made pursuant hereto, and such other matters as the Board deems appropriate.

     4.5 AUTOMATIC GRANTS. Upon the first and each subsequent anniversary of the approval of the Plan by the stockholders of the Company, each non-employee director who has not entered into a Director's Incentive Compensation Agreement, shall receive Nonqualified Stock Options to purchase 25,000 Plan Shares per year. The purchase price for such Plan Shares shall be the Fair Market Value of the Plan Shares on the date the Nonqualified Stock Options are granted. One half of each such Option shall become exercisable immediately and the remainder of each such Option shall become exercisable on the first anniversary date of such grant. Such Options shall all expire on the tenth anniversary of the date granted.

                                   ARTICLE V

                     TERMINATION, AMENDMENT AND ADJUSTMENT

     5.1 TERMINATION AND AMENDMENT. The Plan shall terminate ten years after the Effective Date. No Options shall be granted under the Plan after that date of termination. Subject to the limitation contained in this Section, the Board may at any time amend or revise the terms of the Plan, including the form and substance of the Option Agreements to be used in connection herewith; provided that no amendment or revision shall (i) increase the maximum aggregate number of Plan Shares, except as permitted under Section 5.2, (ii) change the minimum purchase price for Shares under
Article III or Article IV; (iii) increase the maximum term established under the Plan for any Option or (iv) permit the granting of an Option to anyone other than as provided in the Plan; and provided further that without stockholder approval no amendment to the Plan shall be effective that materially increases the benefits accruing to Eligible Participants, materially increases the number of securities that may be issued under the Plan, or otherwise materially modifies the requirements as to eligibility for participation in the Plan, all within the meaning of Rule 16b-3 promulgated under the Exchange Act; and provided further that Section
4.5 hereof shall not be amended more than once in any six month period. No amendment, suspension or termination of the Plan shall, without the consent of the Optionee who has received an Option hereunder, alter or impair any of that Optionee's rights or obligations under any Option granted under the Plan prior to that amendment, suspension or termination.

     5.2 ADJUSTMENTS. If the outstanding Common Stock is increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of Plan Shares as to which Options may be granted under the Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each share covered by the Option. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Board, and any such adjustment may provide for the elimination of fractional share interests.

                                  ARTICLE VI

                                 MISCELLANEOUS

     6.1 OTHER OPTION PLANS. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any subsidiary or affiliate of the Company, nor shall the Plan preclude the Company or any subsidiary or affiliate thereof from establishing any other forms of incentive or other compensation for Employees.

     6.2 PLAN BINDING ON SUCCESSORS. The Plan shall be binding upon the successors and assigns of the Company and any subsidiary or affiliate of the Company that adopts the Plan.

     6.3 NUMBER AND GENDER; HEADINGS. Whenever used herein, nouns in the singular shall include the plural where appropriate, and the masculine pronoun shall include the feminine gender. Headings of articles and sections hereof are inserted for convenience of reference and constitute no part of the Plan.

                                  ARTICLE VII

                                  DEFINITIONS

     As used herein with initial capital letters, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

     7.1  "Board" shall mean the Board of Directors of the Company.

     7.2 "Common Stock" shall mean the Common Stock, par value $0.01 per share, of the Company or, in the event that the outstanding shares of such Common Stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or some other corporation, such other stock or security.

     7.3  "Company" shall mean United Medicorp, Inc., a Delaware corporation.

     7.4 "Disinterested Person" shall mean an individual who is a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

     7.5 "Effective Date" shall mean the date of the Plan's adoption by the Board subject to approval of the Plan by a majority of the stockholders of the Company voting in person or by proxy at a meeting of stockholders following adoption of the Plan by the Board, which approval shall be obtained within 12 months after adoption of the Plan by the Board; provided that Options may be granted under the Plan prior to obtaining stockholder approval of the Plan, but any such Options shall be contingent upon such stockholder approval being obtained and may not be exercised prior to such approval.

     7.6 "Employee(s)" shall mean employee(s) of the Company or of any subsidiary or affiliate of the Company the board of directors of which adopts the Plan and any other person(s) performing services for the Company or any such subsidiary or affiliate, with or without compensation, to whom the Company chooses to grant Options in accordance with the Plan, but shall not include members of the Board who are not also otherwise employed by the Company.

     7.7 "Fair Market Value" shall mean such value as determined by the Board on the basis of such factors as it deems appropriate; provided that if the Common Stock is traded on a national securities exchange or transactions in the Common Stock are quoted on the NASDAQ National Market System, such value shall be determined by the Committee on the basis of the last reported sales price for the Common Stock on the date for which such determination is relevant, as reported on the national securities exchange or the NASDAQ National Market System, as the case may be. If the Common Stock is not listed and traded upon a recognized securities exchange or on the NASDAQ National Market System, the Committee shall make a determination of Fair Market Value on the basis of the mean between the closing bid and asked quotations for such stock on the date for which such determination is relevant (as reported by a recognized stock quotation service) or, in the event that there shall be no bid or asked quotations on the date for which such determination is relevant, then on the basis of the mean between the closing bid and asked quotations on the date nearest preceding the date for which such determination is relevant for which such bid and asked quotations were available.

     7.8 "Option" shall mean an Incentive Stock Option or a Nonqualified Stock Option.

     7.9 "Optionee" shall mean an Employee or nonemployee member of the Board to whom an Option has been granted hereunder.

    7.10. "Plan Shares" shall mean shares of Common Stock issuable pursuant to the Plan.

                             UNITED MEDICORP, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR AUGUST 28, 1998 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints Peter W. Seaman and R. Kenyon Culver as proxy with full power of substitution to vote all shares of Common Stock of United Medicorp, Inc. of record in the name of the undersigned at the close of business on June 30, 1998, at the Annual Meeting of Stockholders to be held in Dallas, Texas on August 28, 1998, or at any adjournments, hereby revoking all former proxies.

1.   ELECTION OF DIRECTORS:
     [ ] FOR all nominees listed below     [ ] WITHHOLD AUTHORITY to vote for all nominees
                                               (except as marked below to the contrary)

     (Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below)

     Peter W. Seaman     Michael P. Bumgarner     John F. Lewis     Thomas H. McConnell, III, M.D.

2.   PROPOSAL TO APPROVE ADOPTION OF THE COMPANY'S 1998 STOCK OPTION PLAN FOR
     KEY EMPLOYEES AND NON-EMPLOYEE DIRECTORS
     For [ ]           Against [ ]           Abstain [ ]

3.   PROPOSAL TO APPROVE THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS
     INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY

     For [ ]           Against [ ]           Abstain [ ]

4.   PROPOSAL TO REAFFIRM THE AUGUST 14, 1995 STOCKHOLDER'S APPROVAL OF A
     PROPOSED REVERSE STOCK SPLIT UNDER WHICH, IN THE DISCRETION OF THE BOARD OF
     DIRECTORS, EVERY FIVE OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK
     WOULD BE CONVERTED INTO ONE SHARE OF NEWLY ISSUED COMMON STOCK.

     For [ ]           Against [ ]           Abstain [ ]

5.   IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON ANY OTHER MATTERS
     COMING BEFORE THE MEETING.

     For [ ]           Against [ ]           Abstain [ ]
   United Medicorp, Inc.   Annual Meeting        Reinvestment   Proxy No.   Shares in
                           of the Stockholders   Shares                     Your Name
                           August 14, 1998

     The Shares represented by this Proxy will be voted on Proposals (1),
(2), (3) and (4) in accordance with specifications made and "FOR" such proposals if there is no specification.

                                        Date:               , 1998
                                              --------------

                                        -----------------------
                                               Signature

                                        -----------------------
                                               Signature

                                        Please sign name(s) exactly as shown at
                                        left.  When signing as executor,
                                        administrator, trustee or guardian, give full title as such. When shares have been issued in names two or more persons, all should sign.